Exhibit 99.1



                                 AMENDMENT NO. 3

         AMENDMENT NO. 3 dated as of January 28, 2003 in respect of the Credit Agreement dated as of September 19, 2000 (as amended, modified, supplemented and in effect from time to time, the "Credit Agreement") among PATHMARK STORES, INC. (the "Borrower"), the LENDERS party thereto (individually, a "Lender" and collectively, the "Lenders") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent").

         The Borrower has requested that the Administrative Agent consent to certain amendments to the Credit Agreement and waive certain Defaults thereunder. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Required Lenders (as defined in the Credit Agreement), has agreed to such amendments and waiver and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the conditions precedent set forth in
Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

         2.02. Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) adding the following new definitions and inserting the same in the appropriate alphabetical locations to read in their entirety as follows:

         "Applicable Commitment Fee Rate" means, (a) for each day during the period from and including the Effective Date to but excluding January 28, 2003, 1/2 of 1%, and (b) for January 28, 2003 and every day thereafter, 3/4 of 1%.

         "Cash Flow" means, for any period, the result of Consolidated EBITDA for such period minus Capital Expenditures referred to in clause (i) of the definition of the term "Capital Expenditures" for such period.


                                Amendment No. 3

         "Fixed Charges Ratio" means, on any date, the ratio of (a) Cash Flow for the period of four consecutive fiscal quarters most recently ended as of such date to (b) Consolidated Interest Expense for such period.

         (b) amending the chart in the definition of "Applicable Rate" to read in its entirety as follows:

================================================================================
                                  Revolving Credit and     Tranche B Term Loans
                                  Tranche A Term Loans
                            ----------------------------------------------------
      Leverage Ratio
                                  ABR      Eurodollar       ABR       Eurodollar
                                Spread       Spread        Spread       Spread
                            ----------------------------------------------------

        Category 1
        ----------
 Greater than or equal to        2.50%       3.50%         3.50%          4.50%
        3.00 to 1
--------------------------------------------------------------------------------

        Category 2
        ----------
  Less than 3.00 to 1 but        2.25%       3.25%         3.25%          4.25%
 greater than or equal to
       2.50 to 1.00
--------------------------------------------------------------------------------

        Category 3
        ----------
  Less than 2.50 to 1 but        2.00%       3.00%         3.25%          4.25%
 greater than or equal to
       2.00 to 1.00
--------------------------------------------------------------------------------

        Category 4
        ----------
Equal to or less than 2.00       1.75%       2.75%         3.25%          4.25%
          to 1.00
================================================================================

         2.03. Review of Real Property Assets. Section 5.13 of the Credit Agreement is hereby amended by inserting a new paragraph (e) therein reading in its entirety as follows:

         "(e) Review of Real Property Assets. The Borrower acknowledges that the Administrative Agent intends to engage a third party, reasonably acceptable to the Borrower, to conduct a review and evaluation relating to the Real Property Assets, generally consistent in scope with the review and evaluation of the Real Property Assets undertaken in connection with the execution and delivery of this Agreement on or about the Effective Date. The Borrower acknowledges that such review and evaluation will commence as soon as reasonably practicable on or after January 28, 2003 and the Administrative Agent intends that such review and evaluation will be completed and that its results will be made available to the Lenders by March 31, 2003. In that connection the Borrower will, and will cause each of its Subsidiaries to, cooperate in all respects with the Administrative Agent and such third parties to enable such review and evaluation to be timely completed in a manner satisfactory to the Administrative Agent and the Lenders and will not, and will cause each of its Subsidiaries not to, cause such review and evaluation to be hindered, impeded or delayed. Without limiting the foregoing or Section 5.09, the Borrower will, and will cause each of its Subsidiaries to, permit representatives designated by the Administrative Agent or such third parties, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from


                                Amendment No. 3
    its books and records, and to discuss the Real Property Assets with its officers and any lessors of Real Property Assets, all as often as reasonably requested. The cost of such review and evaluation shall be borne by the Borrower."

         2.04. Leverage Ratio. Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "SECTION 6.15. Leverage Ratio. The Borrower will not permit the Leverage Ratio for any four-fiscal-quarter period ending during any period set forth below to be in excess of the ratio set forth below opposite such period:

                   Period                                        Amount
                   ------                                        ------

         Effective Date through fourth quarter
           of 2001 Fiscal Year                                4.25 to 1.00

         first and second quarters of
           2002 Fiscal Year                                   3.75 to 1.00

         third and fourth quarters of
           2002 Fiscal Year                                   4.00 to 1.00

         first, second and third quarters
           of 2003 Fiscal Year                                4.25 to 1.00

         fourth quarter of 2003 Fiscal Year
           through second quarter of 2004 Fiscal Year         4.10 to 1.00

         third and fourth quarters of
           2004 Fiscal Year                                   3.90 to 1.00

         2005 Fiscal Year                                     2.75 to 1.00

         Thereafter                                           2.50 to 1.00"

         2.05. Consolidated Interest and Rental Expense Coverage Ratio. Section
6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "SECTION 6.16. Consolidated Interest and Rental Expense Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDAR of the Borrower and the Subsidiaries to (b) the sum, without duplication, of (i) Consolidated Interest Expense and (ii) Consolidated Rental Payments for any four-fiscal-quarter period ending during any period set forth below to be less than the ratio set forth below opposite such period:


                                Amendment No. 3

                   Period                                        Amount
                   ------                                        ------

         Effective Date through fourth quarter
           of 2001 Fiscal Year                                1.40 to 1.00

         2002 Fiscal Year                                     1.45 to 1.00

         2003 Fiscal Year and first and second
           quarters of 2004 Fiscal Year                       1.45 to 1.00

         third and fourth quarters of
           2004 Fiscal Year                                   1.50 to 1.00

         2005 Fiscal Year                                     1.65 to 1.00

         Thereafter                                           1.70 to 1.00"


         2.06. Minimum Consolidated EBITDA. Section 6.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "SECTION 6.17. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA of the Borrower and the Subsidiaries for any four-fiscal-quarter period ending during any period set forth below to be less than the amount set forth below opposite such period:

                   Period                                        Amount
                   ------                                        ------

         Effective Date through third quarter
           of 2000 Fiscal Year                                $170,000,000

         fourth quarter of 2000 Fiscal Year through
           fourth quarter of 2001 Fiscal Year                 $160,000,000

         first, second and third quarters of
           2002 Fiscal Year                                   $170,000,000

         fourth quarter of 2002 Fiscal Year                   $160,000,000

         first, second and third quarters
           of 2003 Fiscal Year                                $155,000,000

         fourth quarter of 2003 Fiscal Year
           through second quarter of 2004 Fiscal Year         $160,000,000

         third and fourth quarters of
           2004 Fiscal Year                                   $165,000,000


                                Amendment No. 3

         2005 Fiscal Year                                     $210,000,000

         Thereafter                                           $220,000,000"

         2.07. Fixed Charges Ratio. A new Section 6.19 is hereby added at the end of Article VI of the Credit Agreement to read in its entirety as follows:

         "SECTION 6.19. Fixed Charges Ratio. The Borrower will not permit the Fixed Charges Ratio for any four-fiscal-quarter period to be less than 1.00 to 1.00."

         Section 3. Waiver. Subject to the conditions precedent set forth in
Section 5 below, the Administrative Agent hereby waives any Default that occurs or has occurred during the period from and including the Effective Date to but excluding March 31, 2003 arising out of the failure of the Borrower to cause any Real Property Assets acquired by the Borrower or any Subsidiary Loan Party after the Effective Date to be subjected to a Lien securing the Obligations.

         Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that:

         (a) this Amendment No. 3 has been duly and validly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms;

         (b) on the date hereof, after giving effect to this Amendment No. 3, no Default has occurred and be continuing; and

         (c) the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment No. 3, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date and as if each reference in said Article 3 to "this Agreement" included reference to the Credit Agreement.

It shall be an Event of Default for all purposes of the Credit Agreement, as amended hereby, if any representation, warranty or certification made by the Borrower in this Amendment No. 3, or in any certificate or other writing furnished to any Lender or the Administrative Agent pursuant to this Amendment No. 3, shall prove to have been false or misleading as of the time made or furnished in any material respect.

         Section 5. Conditions. The amendments to the Credit Agreement set forth in Section 2 hereof and the waiver set forth in Section 3 hereof shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

         5.01. Execution by All Parties. The Administrative Agent (or its counsel) shall have received either (i) a counterpart of this Amendment No. 3 signed on behalf of the Borrower and the Administrative Agent, with the consent of the Required Lenders, and the Consent and Agreement to


                                Amendment No. 3

Amendment signed on behalf of the Loan Parties thereto or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment No. 3) that such party has signed a counterpart of this Amendment No. 3 and the Consent and Agreement to Amendment.

         5.02. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

         (1) Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment No. 3 and any other legal matters relating to the Loan Parties or this Amendment No. 3, all in form and substance satisfactory to the Administrative Agent and its counsel.

         (2) Opinion of Counsel to the Company. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of each of (i) Shearman & Sterling, counsel for the Borrower, substantially in the form of Exhibit A-1 and (ii) Marc Strassler, Senior Vice President and General Counsel of the Borrower, substantially in the form of Exhibit A-2. The Borrower hereby requests such counsel to deliver such opinions.

         (3) Officer's Certificate. The Administrative Agent shall have received a certificate, dated as of the date hereof, of the President, a Vice President or a Financial Officer of each Borrower to the effect that (i) no Default has occurred and is continuing as of the date hereof after giving effect to this Amendment No. 3 and (ii) the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment No. 3, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date and as if each reference in said
    Article 3 to "this Agreement" included reference to the Credit Agreement.

         (4) Other Documents. Such other documents as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

         5.05. Fees and Expenses.

         (1) The payment to each Lender that consents to, and authorizes the Administrative Agent to execute, this Amendment No. 3 not later than 12:00 noon New York time on January 28, 2003, of an amendment fee in an amount equal to 0.25% of the sum of (x) the Revolving Commitment of such Lender on such date plus (y) the aggregate outstanding principal amount of the Term Loans of such Lender on such date; and

         (2) receipt by the Administrative Agent of all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-

                                Amendment No. 3
of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, including without limitation the reasonable fees of Milbank, Tweed, Hadley & McCloy LLP, counsel for JP Morgan Chase Bank.

         Section 6. Loan Documents. References in the Loan Documents to "the Credit Agreement" (and indirect references such as "thereunder", "thereby", "therein" and "thereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

         Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by and construed in accordance with the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date and year first above written.

                                       PATHMARK STORES, INC.


                                       By   /s/ Frank G. Vitrano
                                         ---------------------------------------
                                         Name:  Frank G. Vitrano
                                         Title: President and Chief Financial
                                                Officer


                                       JPMORGAN CHASE BANK (formerly known
                                         as The Chase Manhattan Bank),
                                         as Administrative Agent


                                       By  /s/ Teri Streusand
                                         ---------------------------------------
                                            Name:  Teri Streusand
                                            Title: Vice President


                                Amendment No. 3

                       CONSENT AND AGREEMENT TO AMENDMENT

         Each of the undersigned hereby (1) consents to the amendments provided for in this Amendment No. 3, (2) agrees that each reference to the Credit Agreement in each Loan Document to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 3 and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 3.

AAL REALTY CORP.                            ADBRETT CORP.


By  /s/ Marc A. Strassler                   By  /s/ Marc A. Strassler
  ------------------------------              -------------------------------
  Title: Senior Vice President                Title: Senior Vice President


BRIDGE STUART, INC.                         GAW PROPERTIES CORP.


By  /s/ Marc A. Strassler                   By  /s/ Marc A. Strassler
  ------------------------------              -------------------------------
  Title: Senior Vice President                Title: Senior Vice President



PLAINBRIDGE LLC                             PTMK LLC


By  /s/ Marc A. Strassler                   By  /s/ Marc A. Strassler
  ------------------------------              -------------------------------
  Title: Senior Vice President                Title: Senior Vice President



SUPERMARKETS OIL COMPANY, INC.


By  /s/ Marc A. Strassler
  ------------------------------
  Title: Senior Vice President